UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

Boykin Lodging Company
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio		44115

(Address of Principal Executive Offices)		(Zip Code)

(216) 430-1200
(Registrant’s telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 30, 2004, Shawan Road Hotel L.P., a joint venture between Boykin Lodging Company (“Boykin”) and Davidson Hotel Company, sold its Marriott’s Hunt Valley Inn (“Hunt Valley”) in Hunt Valley, Maryland, for a price of $31.0 million to HEI Hospitality Fund, L.P., an unrelated third party. Boykin’s share of the net proceeds from the sale was approximately $29.2 million and was applied to the outstanding balance of Boykin’s secured revolving credit facility.

On August 2, 2004, BoyStar Ventures, L.P., a joint venture between Boykin and Interstate Hotels and Resorts, sold its Holiday Inn Minneapolis West (“Minneapolis”) in Minneapolis, Minnesota, for a price of $9.325 million to GSH Lodging, L.L.C., an unrelated third party. Boykin’s share of the net proceeds from the sale was approximately $9.0 million and was applied to the outstanding balance of Boykin’s secured revolving credit facility.

Each of the properties sold had, prior to such sale, served as collateral for Boykin’s secured revolving credit facility.

For each of the above sales, sales prices were the result of arms-length negotiations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired.

None.

     (b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of Marriott’s Hunt Valley Inn in Hunt Valley, Maryland, and Holiday Inn Minneapolis West in Minneapolis, Minnesota, as well as the use of proceeds from the sales, as described in this Current Report on Form 8-K.

The June 30, 2004 unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the dispositions and the related debt reductions were effective June 30, 2004. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2004 and each of the years in the three year period ended December 31, 2003 assume the sales and the reductions of debt were effective as of the beginning of the fiscal year ended December 31, 2001.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2003 Annual Report on Form 10-K.

THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2004
(unaudited, amounts in thousands, except share data)

		Pro Forma Adjustments
		(a)		(a)
	Historical	Hunt Valley		Minneapolis		Pro Forma

Investment in hotel properties	$628,904	(32,403)		(12,839)		$583,662
Accumulated depreciation	(155,516)	9,402		4,251		(141,863)

Investment in hotel properties, net	473,388	(23,001)		(8,588)		441,799
Cash and cash equivalents	18,121	(1,468	)(b)	47	(b)	16,700
Restricted cash	13,171	—		—		13,171
Accounts receivable, net of allowance for doubtful accounts	5,819	(576)		(157)		5,086
Rent receivable from lessee	17	—		—		17
Inventories	1,896	(81)		(17)		1,798
Deferred financing costs and other, net	2,667	—		(61)		2,606
Investment in unconsolidated joint ventures	15,898	—		—		15,898
Other assets	9,219	(146)		(28)		9,045

	$540,196	(25,272)		(8,804)		$506,120

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$64,946	(29,177	)(b)	(9,000	)(b)	$26,769
Term notes payable	195,373	—		—		195,373
Accounts payable and accrued expenses	38,914	(1,253)		135		37,796
Accounts payable to related party	945	—		(21)		924
Dividends/distributions payable	1,188	—		—		1,188
Deferred lease revenue	318	—		—		318
Minority interest in joint ventures	1,115	11		—		1,126
Minority interest in operating partnership	10,350	772	(c)	12	(c)	11,134
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of June 30, 2004 (liquidation preference of $45,250)	—	—		—		—
Common shares, without par value; 40,000,000 shares authorized; 17,441,658 outstanding as of June 30, 2004	—	—		—		—
Additional paid-in capital	358,723	—		—		358,723
Distributions and losses in excess of income	(129,198)	4,375	(c)	70	(c)	(124,753)
Unearned compensation – restricted shares	(2,478)	—		—		(2,478)

Total shareholders’ equity	227,047	4,375		70		231,492

	$540,196	(25,272)		(8,804)		$506,120

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
		(d)	(d)
	Historical	Hunt Valley	Minneapolis	Pro Forma
Revenues:
Hotel revenues
Rooms	$77,979	(4,458)	(1,557)	$71,964
Food and beverage	37,115	(3,815)	(870)	32,430
Other	6,381	(231)	(47)	6,103

Total hotel revenues	121,475	(8,504)	(2,474)	110,497
Lease revenue	686	—	—	686
Other operating revenue	230	—	(21)	209
Revenues from condominium development and unit sales	4,274	—	—	4,274

Total revenues	126,665	(8,504)	(2,495)	115,666

Expenses:
Hotel operating expenses
Rooms	19,300	(1,213)	(402)	17,685
Food and beverage	25,860	(2,491)	(626)	22,743
Other direct	4,411	(231)	(46)	4,134
Indirect	38,794	(2,570)	(889)	35,335
Management fees to related party	3,077	—	(47)	3,030
Management fees — other	206	(170)	—	36

Total hotel operating expenses	91,648	(6,675)	(2,010)	82,963
Property taxes, insurance and other	8,465	(308)	(176)	7,981
Cost of condominium development and unit sales	3,481	—	—	3,481
Real estate related depreciation and amortization	13,623	(785)	(302)	12,536
Corporate general and administrative	4,052	(5)	(34)	4,013
Impairment of real estate	4,300	—	—	4,300

Total operating expenses	125,569	(7,773)	(2,522)	115,274

Operating income (loss)	1,096	(731)	27	392
Interest income	176	(5)	(2)	169
Other income	8	—	—	8
Interest expense	(7,175)	713	220	(6,242)
Amortization of deferred financing costs	(668)	—	—	(668)
Minority interest in earnings of joint ventures	(39)	—	—	(39)
Minority interest in loss of operating partnership	1,298	3	(37)	1,264
Equity in loss of unconsolidated joint ventures	(588)	—	—	(588)

Loss from continuing operations	(5,892)	(20)	208	(5,704)

Loss from continuing operations per share:
Basic	$(0.34)			$(0.33)
Diluted	$(0.34)			$(0.33)

Weighted average number of common shares outstanding:
Basic	17,404			17,404
Diluted	17,495			17,495

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(e)	(d)	(d)
	Historical	Portland Downtown	Hunt Valley	Minneapolis	Pro Forma
Revenues:
Hotel revenues
Rooms	$145,820	(4,295)	(8,161)	(3,328)	$130,036
Food and beverage	71,665	(2,168)	(6,532)	(1,771)	61,194
Other	12,836	(588)	(482)	(108)	11,658

Total hotel revenues	230,321	(7,051)	(15,175)	(5,207)	202,888
Lease revenue	1,958	—	—	—	1,958
Other operating revenue	365	—	—	(42)	323
Revenues from condominium development and unit sales	36,883	—	—	—	36,883

Total revenues	269,527	(7,051)	(15,175)	(5,249)	242,052

Expenses:
Hotel operating expenses
Rooms	37,133	(1,118)	(2,129)	(854)	33,032
Food and beverage	50,268	(1,667)	(4,194)	(1,293)	43,114
Other direct	8,201	(303)	(423)	(98)	7,377
Indirect	73,960	(2,368)	(4,491)	(1,732)	65,369
Management fees to related party	4,746	(79)	—	(82)	4,585
Management fees – other	1,364	(62)	(351)	—	951

Total hotel operating expenses	175,672	(5,597)	(11,588)	(4,059)	154,428
Property taxes, insurance and other	15,758	98	(621)	(489)	14,746
Cost of condominium development and unit sales	24,645	—	—	—	24,645
Real estate related depreciation and amortization	31,090	(1,068)	(1,556)	(704)	27,762
Corporate general and administrative	8,163	(43)	(5)	(13)	8,102
Impairment of real estate	2,800	—	—	(2,800)	—

Total operating expenses	258,128	(6,610)	(13,770)	(8,065)	229,683

Operating income	11,399	(441)	(1,405)	2,816	12,369

Interest income	620	—	(13)	(4)	603
Other income	27	—	—	—	27
Interest expense	(16,089)	1,164	318	98	(14,509)
Amortization of deferred financing costs	(1,927)	21	—	—	(1,906)
Minority interest in loss of joint ventures	1,102	—	—	(1,235)	(133)
Minority interest in loss of operating partnership	2,005	(112)	166	(252)	1,807
Equity in loss of unconsolidated joint ventures	(870)	—	—	—	(870)

Loss from continuing operations	(3,733)	632	(934)	1,423	(2,612)

Loss from continuing operations per share:
Basic	$(0.22)				$(0.15)
Diluted	$(0.22)				$(0.15)

Weighted average number of common shares outstanding:
Basic	17,336				17,336
Diluted	17,470				17,470

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(d)(f)	(d)(f)
	Historical	Hunt Valley	Minneapolis	Pro Forma
Revenues:
Hotel revenues:
Rooms	$143,658	(2,784)	(3,260)	$137,614
Food and beverage	69,263	(2,436)	(1,877)	64,950
Other	12,288	(176)	(114)	11,998

Total hotel revenues	225,209	(5,396)	(5,251)	214,562
Lease revenue	4,730	(2,845)	—	1,885
Other operating revenue	938	—	(42)	896
Revenues from condominium development and unit sales	8,715	—	—	8,715

Total revenues	239,592	(8,241)	(5,293)	226,058

Expenses:
Hotel operating expenses:
Rooms	35,228	(749)	(763)	33,716
Food and beverage	48,106	(1,463)	(1,328)	45,315
Other direct	7,812	(132)	(104)	7,576
Indirect	65,147	(1,605)	(1,719)	61,823
Management fees to related party	3,973	—	—	3,973
Management fees — other	2,577	(131)	(66)	2,380

Total hotel operating expenses	162,843	(4,080)	(3,980)	154,783
Property taxes, insurance and other	14,526	(529)	(487)	13,510
Cost of condominium development and unit sales	6,474	—	—	6,474
Real estate related depreciation and amortization	27,277	(1,520)	(724)	25,033
Corporate general and administrative	6,447	—	(4)	6,443

Total operating expenses	217,567	(6,129)	(5,195)	206,243

Operating income	22,025	(2,112)	(98)	19,815

Interest income	142	(13)	(4)	125
Other income	28	—	—	28
Interest expense	(18,132)	1,208	354	(16,570)
Amortization of deferred financing costs	(2,105)	—	—	(2,105)
Minority interest in earnings of joint ventures	(133)	—	—	(133)
Minority interest in loss of operating partnership	522	139	(38)	623
Equity in loss of unconsolidated joint ventures	(2,040)	—	—	(2,040)

Income (loss) from continuing operations	307	(778)	214	(257)

Income (loss) from continuing operations per share:
Basic	$0.02			$(0.01)
Diluted	$0.02			$(0.01)

Weighted average number of common shares outstanding:
Basic	17,248			17,248
Diluted	17,383			17,383

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(d)(f)	(d)(f)
	Historical	Hunt Valley	Minneapolis	Pro Forma
Revenues:
Hotel revenues:
Rooms	$4,315	—	—	$4,315
Food and beverage	2,051	—	—	2,051
Other	297	—	—	297

Total hotel revenues	6,663	—	—	6,663
Lease revenue from related parties	52,559	—	—	52,559
Other lease revenue	11,747	(3,908)	(2,115)	5,724
Other operating revenue	869	—	(40)	829

Total revenues	71,838	(3,908)	(2,155)	65,775

Expenses:
Hotel operating expenses:
Rooms	1,121	—	—	1,121
Food and beverage	1,422	—	—	1,422
Other direct	157	—	—	157
Indirect	2,511	—	—	2,511
Management fees to related party	200	—	—	200

Total hotel operating expenses	5,411	—	—	5,411
Property taxes, insurance and other	9,879	(439)	(447)	8,993
Real estate related depreciation and amortization	25,693	(1,492)	(714)	23,487
Corporate general and administrative	6,106	(4)	(6)	6,096
Impairment of real estate	17,898	—	—	17,898
Costs associated with termination of leases	2,006	—	(425)	1,581
Related party costs associated with termination of leases	12,994	—	—	12,994

Total operating expenses	79,987	(1,935)	(1,592)	76,460

Operating loss	(8,149)	(1,973)	(563)	(10,685)

Interest income	349	(24)	(6)	319
Other income	—	—	—	—
Interest expense	(19,641)	1,664	45	(17,932)
Amortization of deferred financing costs	(1,129)	—	—	(1,129)
Minority interest in loss of joint ventures	193	(344)	—	(151)
Minority interest in loss of operating partnership	2,457	53	41	2,551
Equity in income of unconsolidated joint ventures	589	—	—	589

Loss from continuing operations	(25,331)	(624)	(483)	(26,438)

Loss from continuing operations per share:
Basic	$(1.47)			$(1.54)
Diluted	$(1.47)			$(1.54)

Weighted average number of common shares outstanding:
Basic	17,176			17,176
Diluted	17,281			17,281

(a)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with Hunt Valley and Minneapolis as well as to reflect the receipt of the sale proceeds and related repayment of debt. The adjustments also include an estimate of liabilities of $0.5 million resulting from the sales of the hotels.

(b)	Boykin’s share of the net proceeds from the sales, totaling approximately $38.2 million, was used to pay down a portion of the outstanding balance of its secured revolving credit facility.

(c)	Reflects the estimated impact of the sale on minority interest and shareholders’ equity as if the sale took place on June 30, 2004. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sale.

(d)	Reflects the adjustment to the Boykin’s historical financial statements to present them as if the disposition of Hunt Valley and Minneapolis had occurred on January 1, 2001. The gains or losses on the sales are not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that combined actual gain on the sales, net of minority interest will approximate $4.2 million.

(e)	Represents the necessary adjustments to Boykin’s historical financial statements to reflect the disposition of the Doubletree Portland Downtown Hotel (“Portland Downtown)”. On March 2, 2004, the City of Portland, Oregon, through the Portland Development Commission (the “PDC”), acquired Portland Downtown from Boykin through the PDC’s power of eminent domain. Boykin’s historical financial statements for other periods presented within this Current Report on Form 8-K already include the impact of the disposition. These amounts were previously presented in a Current Report on Form 8-K that Boykin filed with the Securities and Exchange Commission on March 17, 2004.

(f)	Note that the Taxable REIT Subsidiary (TRS) structure was implemented for Minneapolis effective January 1, 2002 and for Hunt Valley effective September 1, 2002. Prior to these dates, revenues were derived from lease payments made from the net operating income of the properties. Subsequent to the implementation of the TRS structure, revenues are generated from the operations of the property with the related operating expenses also being reported.

(g)	Certain reclassifications have been made to the prior year financial statements to conform with the current year presentation.

     (c) Exhibits.

None.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY

By:	/s/ Shereen P. Jones

Shereen P. Jones
Executive Vice President, Chief Financial and
Investment Officer

Date: August 11, 2004